Dynatronics Corporation

Transformation To Accelerate Growth I Growing Sales Above The Market

May 12, 2022 | NASDAQ:DYNT

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding expected improvement in overall performance, expectations that the company will improve long-term gross margin, operating income and cash flow from operations, expectations regarding reduction in leased space in fiscal year 2022, expectations regarding net sales, gross margin, selling general and administrative costs, and other income in fiscal year 2022, and uncertainties involving the impact of the COVID-19 global pandemic on the company's results of operations and financial condition. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Continued product net sales as used in this presentation is a non-GAAP measure as defined under the rules of the Securities and Exchange Commission. The company defines continued product net sales as sales excluding discontinued products and sales of physical therapy and rehabilitation products through our direct sales channel. Management uses this non-GAAP measure to evaluate our operating performance and to forecast future periods. Management believes this non-GAAP measure provides investors additional information about the company's ongoing operating performance and is not intended as a substitute for, or superior to, the financial measure prepared in accordance with GAAP. Investors are cautioned against placing undue reliance on this non-GAAP measure. $37M annual and $9.25M quarterly baseline continued product net sales set in April 2021 is based on annual net sales of approximately $48M in FY '21 less estimated annual discontinued product sales of approximately $11M.

KEY TAKEAWAYS – THIRD QUARTER FY '22

Confident in long-term growth

Now growing sales above the market, after several years of below market growth	Strong execution and business transformation remains our top priority	Confident in our outlook. Maintain FY '22 guidance
▪ **Clear customer strategy rewarding loyalty across all brands.** ▪ Q3 FY '22 sales and Q4 '22 sales guidance are the **fourth and fifth consecutive quarters of exceeding the market** and our baseline sales expectation. ▪ **Cross selling into existing customers and dealers driving sales to outpace our expectations.** ▪ **Ramped-up cadence of product innovations** utilizing dealer and customer feedback. - Launched three new products in Q3 FY '22 - Target several product launches in 1H FY '23	▪ Demonstrated progress on strategic priorities. ▪ **22.4% gross margin; 2.6 points sequential increase. Gross margin target >40% over time.** ▪ **Cash balance of $2.5M, $11.6M of inventory and no debt.** ▪ **Gross margin expansion and positive cash flow remain our short-term focus.** ▪ **Managing impact of COVID-19 and supply chain** challenges providing significant headwinds to near-term margin expansion.	▪ Midpoint sales guidance of $44.5M in FY '22 represents **20.3% growth rate** in FY '22 relative to the $37M baseline set in April 2021. ▪ **Multiple levers in COGS and SG&A as a percent of sales.** ▪ $5.1M investment, a 78% build in inventory since 6/30/21, to satisfy higher customer demand and protect customer deliveries has been a **strategic competitive advantage** in supply chain challenging environment. ▪ Well-positioned serving **very attractive markets.** ▪ **Balance sheet supports M&A in target markets.** Focused criteria: >40% gross margin, cash flow contribution in first year.

The company continues to expect volatility due to the challenges from impact of the COVID-19 global pandemic, including higher raw material, delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume. Dynatronics also expects some ongoing volatility from the company's business optimization.

Dynatronics HAUSMANN BIRD & CRONIN

+20% ANNUAL SALES GROWTH GUIDANCE IN FY '22

Annual Sales

Raised guidance midpoint to $44.5M in FY '22, 20% organic net sales growth in FY '22



Up +20% Organic
~$37M
~$44.5M
Baseline¹ Organic
FY '22E⁵ Organic
FY '23E Organic

Business transformation and market share gains driving sustained above-industry growth

Quarterly Sales

5 consecutive quarters
of net sales growth exceeding the market and our baseline sales expectation.



~$9.25M
$9.8M
$12.3M
$10.5M
$10.3M
~$11.35M
Up 16% YOY⁴
Baseline¹ Organic
Q4 FY '21² Organic
Q1 FY '22³ Organic
Q2 FY '22³ Organic
Q3 FY '22³ Organic
Q4 FY '22E⁵ Organic

Net sales distribution across the quarters in FY '22 align with historical trends: higher in the first and fourth quarters, and lower in the second and third quarters

[1] Baseline set in April 2021 I [2] $9.8M continued product net sales in Q4 FY '21, GAAP net sales $12.2M in Q4 FY'21
[3] GAAP net sales in Q1, Q2, and Q3 FY '22 I [4] Net sales in Q4 FY '22 relative to continued product sales in Q4 FY '21
[5] Midpoint of Q4 and annual guidance

Dynatronics HAUSMANN BIRD & CRONIN

GROSS MARGIN TARGET >40%


Gross Margin
(GAAP)
27.0%
29.8%
19.8%
22.4%
>40%
COVID-19
FY '21
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22E
FY '23E
Long Term Target

Gross margin includes impact of COVID-19 and supply chain challenges in each quarter of FY '22.

- Gross margin (GM) expansion is short-term focus
- >40% consolidated GM is long term target
- Delivering higher GM:
  - Shifted focus to higher margin, differentiated products that we manufacture
  - Scale: Continue to grow sales faster than the 5% to 6% market growth
  - Volume-tiered pricing that rewards customer loyalty and supports GM expansion
  - Improved factory yields with larger scale
  - Alternative sourcing relationships
- >40% is GM for peers pre-COVID 19
- >40% GM is our product innovations target
- >40% GM is our M&A target

Gross margin expansion is short-term focus driving sustained growth

GUIDANCE FOR FY ’22 DETAILS

Net Sales:

- Net sales of **$44.0 to $45.0 in FY ’22**, assuming continued growth in procedure volume and related site visits despite the impact of the COVID-19 global pandemic and supply chain challenges. The **FY ’22 net sales midpoint of $44.5M is a 20.3% improvement relative to the ˜$37M annual baseline** continued product net sales set in April 2021
- Q3 FY ’22 sales and Q4 ’22 sales guidance are the **fourth and fifth consecutive quarters of exceeding the market** and our baseline sales expectation. Customer and dealer reaction to business optimization are driving sales to outpace our expectations

Gross Margin:

- Transformation plans for improvement in **long-term gross margin, operating income and cash flow from operations.**
- **Anticipate gross margin higher in Q4 FY ’22 relative to the 22.4% in Q3 FY ‘22.** Gross margin is continuing to be impacted by challenges of COVID-19, including higher delivery and shipment costs and overall supply chain disruption.

Selling, General, and Administrative Expenses (“SG&A”):

- **SG&A of 30.0% to 35.0% of net sales in FY ’22. Target earnings growth faster than net sales growth with larger scale.**
- Strong expense management, Q3 FY ‘22 SG&A of $3.7M, **year-over-year cost savings.**

The company continues to expect volatility due to the challenges from impact of the COVID-19 global pandemic, including higher raw material, delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume. Dynatronics also expects some ongoing volatility from the company's business optimization.

WELL-POSITIONED TO EXECUTE OUR NEAR AND LONG-TERM GROWTH STRATEGIES

- **Deliver commercial success**, emphasizing quality for cost and a differentiated customer experience
- Improve long-term **margins** through consolidations and **financial discipline**
- Timely commercial **launch of new products focused on growth markets**
- **Optimize manufacturing and supply chain**
- **Rationalize product portfolio and pricing** for attractive growth trends
- Continue focus on **cash flow from operations**
- **Target acquisitions** in existing or adjacent markets with customer uptake

"Gross margin expansion is our short-term focus. We plan to continue to take market share from our business transformation, favorable shift to our new product innovations, and grow faster than the 5% to 6% organic market annual growth. Our sales guidance midpoint is $44.5 million in FY '22, up 20.3% relative to $37 million continued product sales baseline in FY 21."
John Krier, CEO of Dynatronics

Improving results in these seven strategies enables a scalable and sustainable sales growth model in our attractive markets. We will continuously drive to deliver improving results in each strategy.

DYNATRONICS NET SALES GROWTH > MARKET GROWTH


DYNT Organic
Net Sales Growth > Market Growth…
…Bolstered by DYNT
Inorganic Opportunities
Higher Growth
5% to 6%[1]
Market Growth
Organic Market
Growth is 5% to 6%
Win Market Share
Product Innovations
Synergistic M&A

[1] 5% to 6% is the estimated growth of selective target Rehabilitation and Bracing markets from 2021 to 2025.

HOW WE WIN MARKET SHARE

Grow net sales faster than the 5% to 6% market growth rate

Superior Commercial Execution

Proven playbook: Listen to dealers and customers and deliver to them
- Strong reputation for quality products and delivery experience
- Consistently differentiated experience to our dealers and customers
- New dealers and customers. Brand awareness
- Superior economic value: volume-tiered pricing that rewards customer loyalty and supports higher gross margin

Product Innovation Expertise

Favorable mix shift to product innovations will contribute to higher gross margin over time
- Expanded pipeline of new product categories for Dynatronics
- Utilizing dealer and customer feedback
- Product innovations target gross margin >40%
- Targeted M&A further enhances our product portfolio

The Result

Now growing sales above the market
- 5 consecutive quarters of net sales growth exceeding the market and our baseline expectation including Q4 FY '22
- $44.5M sales guidance midpoint in FY '22, up 20.3% relative to the $37M continued product sales baseline in FY '21

Dynatronics HAUSMANN BIRD & CRONIN

Q3 FY '22 NEW PRODUCTS TO DRIVE FASTER LONG-TERM GROWTH

Ramped-up cadence of product innovations utilizing dealer and customer feedback

1 Building a Comprehensive Portfolio of Metal Tables

New Product Category For Us!

Three Hausmann™ metal tables in our new Mammoth product line launched in January 2022 and we intend to **deliver consistent metal table product launches** to enhance the portfolio **in FY '23.**



MAMMOTH 2
2-Section Hi-Lo Examination Table - 7702
MAMMOTH 3
3-Section Hi-Lo Treatment Table - 7703
MAMMOTH TILT
Hi-Lo Tilt Table - 7706

2 Return to Mobility (RTM) Suite of Products

New, Exclusive Product Offering!

Launched in January 2022 an exclusive suite of four products for clinicians to have the right tables and equipment to get patients back on their feet through the rehabilitation care pathway.



1
2
3
4
TILT
STAND
MOVE
CLIMB

Hausmann™ is the ***only*** company that can provide a **tilt table, stand-in table, parallel bars and training stairs** in one package.

3 Expanded Pipeline of New Product Innovations and Applications

New product innovations and cadence of launches planned in FY '22 and future

Our differentiation and volume-tiered pricing that rewards customer loyalty and partnership – expect growth lift annually

New products and applications launched in CY 2021:

- Two new Hausmann™ tables: Jan 2021
- Configurable product builder: Aug 2021



PROTEAM
3D BUILDER
PRO-Options Table

Launched six new products and applications since January 2021

FOCUSED LEADERSHIP

Proven commercial success and business transformations in medical device markets. New talent helping to drive growth and win market share.



John Krier

Previous Affiliations: Breg, Deloitte

Chief Executive Officer

- **Appointed Dynatronics CEO in July 2020**. Prior to that was VP, Marketing and Commercial Operations at Breg since 2014, a long-standing significant customer of Dynatronics and important player in our market
- Proven track record in driving commercial success to meet customers' tailored needs including 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model



Brian Baker

Previous Affiliations: SeaSpine, Integra

Chief Operating Officer

- **Rejoined Dynatronics full-time in 2022**. Former Dynatronics COO and CEO. 25+ years of experience in medical-device industry
- Specializes in driving operational efficiencies, building high-performing teams, and spearheading high-impact strategic plans



Norm Roegner

Previous Affiliations: Phillips Medisize, Molex

Chief Financial Officer

- **Joined Dynatronics as CFO in November 2020.** Previously VP of Finance for Molex's Medical and Pharmaceutical Division, a global leader of manufacturing services to the medical device market
- Over 20 years of experience in senior finance positions leading business transformations



Sarah Mealman

Previous Affiliations: Medtronic, Laborie

Marketing

- **Joined Dynatronics in 2020**; prior to that, managed Laborie urology implantable and neuromodulation portfolio
- At Medtronic, managed $750M MRI pacemaker portfolio



R.J. Smith

Previous Affiliations: Breg, Pfizer

Customer Experience

- **Joined Dynatronics in 2020**; prior to that, sales and marketing leader at Breg, a long-standing significant customer and partner of Dynatronics
- Prior to Breg, product manager at Pfizer and Johnson & Johnson



Carl Abbott

Previous Affiliations: Teva, Sigvaris

Strategic Accounts

- **Joined Dynatronics in 2021**; prior to that managed National Accounts for E-commerce, National Distribution, Retail and DME portfolio
- Training and performance improvement specialist building employee, customer, and end user programs



Skyler Black

Previous Affiliations: PwC

Corporate Controller

- **Joined Dynatronics in 2018**
- 12 years of financial discipline at PricewaterhouseCoopers, a Big 4 leader



Justin Nuahn

Previous Affiliations: C.H. Robinson, SICK Sensor Intelligence.

Human Resources

- **Joined Dynatronics in 2021**
- 20 years' experience in Human Resources, with focus on strategic Human Capital management

DYNATRONICS IS IN ATTRACTIVE, GROWING MARKETS

Selective Target Rehabilitation and Bracing Markets +4.9B[1]



Bracing 6.5% CAGR
Rehab 5.3% CAGR
$ in billions
$4.9
$2.1
$1.4
$1.4
2021E
$6.1
$2.6
$1.7
$1.8
2025F
Bracing
Rehab Equipment
Rehab Therapeutic Modalities

1) Source: Markets and Markets, 2020. Stacked bar chart includes US Markets of the following categories: Electrotherapy, Ultrasound, Exercise Therapy, Cryotherapy, Combination Therapy, Laser Therapy, Rehabilitation Equipment, Orthopedic Bracing

Favorable Market Trends

Favorable Demographics	Aging but active population, rising obesity, and higher focus on wellness accelerating demand for rehabilitation support systems
Value-Based Healthcare	Physicians and clinics moving towards a more conservative treatment style
Lower Acuity Treatment	Incentives to treat patients in lower acuity settings (e.g., physical therapy, ASCs) to maximize cost efficiency
Faster Recovery	Importance of using minimally invasive treatments to reduce recovery times

Rehabilitation and Bracing & Supports markets continue to exhibit an attractive growth profile

M&A STRATEGY

Acquisition growth opportunities in a fragmented market to add scale with an accomplished M&A team and demonstrated ability to successfully integrate

RIGHT SIZED TARGET
Revenue between
$5M - $30M

PROFITABILITY
Gross margin accretive
(driving target of >40%)

QUICK CASH WIN
Cash flow contribution
within first year

Acquisition Targets:

VALUE BUYER WITH FOCUSED CRITERIA

ENHANCED PORTFOLIO
Products focused on existing or
adjacent market segments

BRANDS WE KNOW
Respected & established brand(s)
known in market

A WELL-SUITED ADDITION
Good culture fit and
ease of integration

Q3 FY '22 FINANCIAL AND OPERATIONS HIGHLIGHTS

Financial Highlights:

- **11% increase** in net sales to $10.3M in Q3 FY '22 relative to continued product net sales baseline in FY '21. Our net sales guidance midpoint is $11.35M in Q4 FY '22, **up 15.8% relative** to $9.8M continued product sales in the same period last year
- Q3 FY '22 sales and Q4 FY '22 sales guidance are the **fourth and fifth consecutive quarters of exceeding the market** and our $9.25M net sales quarterly baseline set in April '21.
- 22.4% gross margin in Q3 FY '22, **2.6 points sequential increase**. Gross margin muted by impact of COVID-19, and supply chain challenges including higher raw material, freight, and labor costs. **Gross margin target >40% over time.**
- Cash balance of $2.5M, $11.6M of inventory, and no debt at 3/31/22.
- **Inventory is at an elevated level to meet customer demand, and current market and supply chain conditions**.
  - Cash used in operating activities of $3.3M in the first nine months of FY '22 was primarily due to $5.1M strategic inventory build to serve customer demand growth and safety stock to offset supply chain disruptions. Inventory expected to remain at elevated levels.

Business and Operations Highlights:

- **Brian Baker rejoined Dynatronics full-time in January 2022**. He was former Dynatronics COO and CEO. 25+ years of experience in medical-device industry.
- **Ramped-up cadence of product innovations** utilizing dealer and customer feedback:
  - Launched three new products in Q3 FY '22.
  - Target several product launches in 1H FY '23.

Dynatronics HAUSMANN BIRD & CRONIN

INVESTMENT HIGHLIGHTS OF DYNATRONICS

Dynatronics is growing net sales above the market

Expanding Product Portfolio Serving Growth Markets	• 5% to 6% U.S. market growth. Significant U.S. TAM of +$4.9 billion • Pure play focus on rehabilitation and bracing markets • Exciting new product pipeline: launched six new products and applications since January 2021
Proven Commercial and Financial Innovation	• Up 20.3% YOY net sales growth in FY '22. • Underpenetrated (˜10%) customer base + share gain opportunity + value creating M&A strategy • Gross margin of 22.4% in Q3 FY '22, 2.6 points sequential increase. >40% gross margin is long term target
Experienced, Highly Motivated Team Driving Growth	• Management incentive compensation is linked to sales and EBITDA growth • Discipline for efficient scaling and profitable cash flow growth • Gross margin expansion and positive cash flow remain our short-term focus

Attractive Investment Appeal
Shares are trading at 0.3x EV to revenues vs. peer group of 4.2x[(1)]

1) Enterprise value as of 5/4/22
Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median)

Dynatronics HAUSMANN BIRD & CRONIN

Dynatronics Corporation

Investor Relations Contacts

Skyler Black
Dynatronics
ir@dynatronics.com

Jeff Christensen
Darrow Associates
jchristensen@darrowir.com

Dynatronics®

HAUSMANN™

BIRD & CRONIN®

DYNATRONICS AT A GLANCE

- Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry designed to accelerate achieving optimal health – favorable market trends
- Driving change and results to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations
- Leadership Team, prior to joining Dynatronics: Proven commercial success and business transformations in medical device markets

KEY STATISTICS	
Headquarters	Eagan, MN
52 Week Share Price Range (as of 3/31/22)	$0.65 to $1.79
Market Capitalization(1) (as of 3/31/22)	$13.1M
Average Volume (12 month)	459K
Net Sales in FY '21	$47.8M

(1) Excluding preferred stock

Customers

Memorial Hermann
Sutter Health
UnityPoint Health
BREG
Kaiser Permanente
Allina Health
Chargers
Cowboys
US Speedskating
Owens & Minor
Direct Supply
Performance Health
Boston Red Sox

+ Thousands of Private Practice Therapists and Athletic Trainers

CAPITALIZATION / OWNERSHIP

Share count as of March 31, 2022

Common Shares Outstanding		17,946,416
8% Convertible Preferred Stock[1]		3,351,000
Total Shares		**21,297,416**
Market Cap of Equity (including convertible preferred stock)[2]	**$**	**14,049,905**
Debt[3]		$0
Less: Cash		2,500,000
Net Bank Debt as of 3/31/2022	**$**	**(2,500,000)**
Enterprise Value (including convertible preferred stock)	**$**	**11,549,905**
Warrants @ $2.75 weighted average exercise price		4,323,500
Options @ $1.56 weighted average exercise price		140,000
Unvested RSU		100,002
Total Options and Warrants		**4,563,502**

(1) Convertible one for one into Common; 8% annual dividend payable in cash or stock at company preference
(2) Share price of $0.66 on 5/4/22
(3) Includes Line of Credit only

Dynatronics HAUSMANN BIRD & CRONIN